UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2020

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PagerDuty, Inc.
(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-38856	27-2793871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend St., Suite 200 San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)
(844) 800-3889
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000005 par value	PD	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.

On September 20, 2020, PagerDuty, Inc. (the “Company”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) by and among the Company, certain merger-related wholly-owned subsidiaries of the Company, Rundeck, Inc., a Delaware corporation (“Rundeck”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of Rundeck indemnitors, pursuant to which, upon consummation of the transactions contemplated thereby, the Company will acquire Rundeck (the “Acquisition”).

Upon consummation of the Acquisition, all outstanding shares of Rundeck capital stock, options to purchase Rundeck capital stock and warrants to purchase Rundeck capital stock will be cancelled in exchange for aggregate consideration of $100 million, subject to certain adjustments, consisting of up to $60 million in cash and the balance in shares of Common Stock of Parent, par value $0.000005 per share (“Company Common Stock”) (the “Stock Consideration”); provided, that (a) vested options to purchase Rundeck capital stock held by employees of Rundeck who remain or become employees of the Company or any of its subsidiaries following the Closing will be cashed out on a net basis reflecting the applicable aggregate exercise price of such vested options, (b) unvested options to purchase Rundeck capital stock held by employees of Rundeck who remain or become employees of the Company or any of its subsidiaries following the Closing will be cancelled and substituted with a corresponding stock option of the Company to purchase shares of Company Common Stock, and (c) all unvested options to purchase Rundeck stock held by any former employees will be cancelled for no consideration. The per share portion of the Stock Consideration will be based on the volume-weighted average price of a share of Company Common Stock over the ten consecutive trading day period ended on and including the third trading day immediately prior to the date of the closing of the Acquisition. In addition, the Company will establish a retention pool in an aggregate amount of $15 million in the form of restricted stock units for Company Common Stock that will be granted to certain employees of Rundeck who remain or become employees of the Company that will be subject to a time-based vesting schedule in accordance with the terms of the Merger Agreement. Certain portions of the consideration otherwise payable in respect of shares of Rundeck capital stock held by certain founding employees of Rundeck are further subject to holdback by Rundeck (each a “Holdback Arrangement”). Such consideration held back pursuant to the Holdback Arrangements is scheduled to vest pursuant to certain time-based and milestone-based conditions, subject to the applicable employee continuing to provide services to the Company through each vesting date, subject to vesting acceleration upon certain qualifying terminations of employment.

The Merger Agreement contains customary representations, warranties and covenants by the Company and Rundeck. The agreement also contains customary indemnities, with respect to which 15% of the aggregate value of the merger consideration payable to Rundeck indemnitors in respect of their shares of Rundeck capital stock, options to purchase Rundeck capital stock and warrants to purchase Rundeck capital stock will be held in escrow to satisfy certain indemnification obligations of Rundeck. The Closing is subject to customary closing conditions, and is expected to occur in October 2020. Either the Company or Rundeck may terminate the Merger Agreement if the Closing has not occurred on or before October 31, 2020.

Item 3.02    Unregistered Sales of Equity Securities.

See the disclosure under Item 1.01 of this Current Report on Form 8-K which is incorporated into this Item 3.02 by reference. The issuance of shares of the Company Common Stock pursuant to the Merger Agreement will be made solely to accredited investors, and thus in reliance on one or more exemptions or exclusions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), including Section 4(a)(2) of the Securities Act, Regulation D promulgated under the Securities Act or in reliance on Regulation S promulgated under the Securities Act.

Item 7.01    Regulation FD Disclosure.

On September 21, 2020, the Company issued a press release announcing the Company’s entry into the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements, as that term is defined under the federal securities laws, including but not limited to statements regarding the expected completion of the transactions contemplated by the Merger Agreement and the time frame in which this will occur. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Further information on these and other factors that could affect the forward-looking statements in this Current Report on Form 8-K is included in the filings the Company makes with the Securities and Exchange Commission (“SEC”) from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2020. Copies of these documents may be obtained by visiting the Company’s Investor Relations website at https://investor.pagerduty.com or the SEC’s website at www.sec.gov. These forward-looking statements represent the Company’s estimates and assumptions only as of the date of this Current Report on Form 8-K. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release Issued by PagerDuty, Inc. dated September 21, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PagerDuty, Inc.

Dated: September 21, 2020	By:	/s/ Stacey A. Giamalis
Stacey A. Giamalis
Senior Vice President, Legal, General Counsel, and Secretary